RASC 2004-KS2
Collateral Report





GROUP I-  FICO<600

------------------------------------------------------------------------------------------------------
                      Number
                        of
Range of             Mortgage  Principal
Credit Scores         Loans     Balance     WAC    WA Remaining TermFICO   WA OLTV  % Full Do% Primary
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Not Available               7     339,609    9.437             307       0    59.10    92.60   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
451 - 500                   4     383,888    9.855             346     488    64.22   100.00   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
501 - 550                 166  14,049,034    8.725             327     535    74.74    93.21    97.91
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
551 - 600                 573  49,269,170    8.344             330     579    78.25    90.87    97.26
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
601 or greater          1,812 196,608,995    7.435             330     652    81.90    79.73    92.67
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Total:                  2,562 260,650,697    7.683             330     632    80.77    82.61    93.84
------------------------------------------------------------------------------------------------------



GROUP I-  Original Balance > 400K

------------------------------------------------------------------------------------------------------
                      Number
                        of
                     Mortgage  Principal
Original Balance      Loans     Balance     WAC    WA Remaining TermFICO   WA OLTV  % Full Do% Primary
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
less than 400,000.00    2,535 248,471,677    7.724             330     631    80.92    82.30    93.54
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
400,000.00 - 449,999.99    16   6,636,080    6.981             338     645    80.12    93.66   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
450,000.00 - 499,999.99     7   3,282,939    6.479             358     682    70.30    71.78   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
500,000.00 - 549,999.99     1     500,000    7.850             360     574    84.00   100.00   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
550,000.00 - 599,999.99     2   1,100,000    6.925             360     675    86.00   100.00   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
650,000.00 - 699,999.99     1     660,000    6.350             180     661    70.00   100.00   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Total:                  2,562 260,650,697    7.683             330     632    80.77    82.61    93.84
------------------------------------------------------------------------------------------------------





GROUP II-A-  FICO<600

------------------------------------------------------------------------------------------------------
                      Number
                        of
Range of             Mortgage  Principal
Credit Scores         Loans     Balance     WAC    WA Remaining TermFICO   WA OLTV  % Full Do% Primary
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Not Available               1      63,886    8.750             357       0    78.00   100.00   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
451 - 500                   1     241,758    7.990             357     500    85.00   100.00   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
501 - 550                 189  23,528,628    7.460             359     537    74.92    94.02    98.35
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
551 - 600                 700  98,627,803    7.314             359     580    80.50    89.74    96.57
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
601 or greater          1,650 227,174,031    6.937             359     642    83.22    71.09    93.32
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Total:                  2,541 349,636,107    7.079             359     618    81.89    77.92    94.58
------------------------------------------------------------------------------------------------------





GROUP II-A-  Original Balance > 400K

------------------------------------------------------------------------------------------------------
                      Number
                        of
                     Mortgage  Principal
Original Balance      Loans     Balance     WAC    WA Remaining TermFICO   WA OLTV  % Full Do% Primary
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
less than 400,000.00    2,541 349,636,107    7.079             359     618    81.89    77.92    94.58
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Total:                  2,541 349,636,107    7.079             359     618    81.89    77.92    94.58
------------------------------------------------------------------------------------------------------






GROUP II-B-  FICO<600

------------------------------------------------------------------------------------------------------
                      Number
                        of
Range of             Mortgage  Principal
Credit Scores         Loans     Balance     WAC    WA Remaining TermFICO   WA OLTV  % Full Do% Primary
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Not Available              17   1,274,872    8.120             360       0    77.26    89.02   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
451 - 500                  18   1,949,592    9.064             359     491    64.18    92.31   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
501 - 550                 227  24,302,249    8.433             359     535    74.79    92.70    97.45
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
551 - 600                 751  92,903,004    7.661             359     577    82.23    94.14    96.92
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
601 or greater          1,414 229,248,963    6.677             359     644    82.68    75.00    94.45
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Total:                  2,427 349,678,680    7.079             359     618    81.89    81.46    95.37
------------------------------------------------------------------------------------------------------





GROUP II-B-  Original Balance > 400K

------------------------------------------------------------------------------------------------------
                      Number
                        of
                     Mortgage  Principal
Original Balance      Loans     Balance     WAC    WA Remaining TermFICO   WA OLTV  % Full Do% Primary
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
less than 400,000.00    2,390 332,808,594    7.120             359     616    81.96    80.93    95.13
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
400,000.00 - 449,999.99    20   8,298,126    6.500             359     629    80.27    90.36   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
450,000.00 - 499,999.99    12   5,694,060    5.975             359     666    81.60   100.00   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
500,000.00 - 549,999.99     2     999,117    6.620             359     655    82.00   100.00   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
550,000.00 - 599,999.99     2   1,149,583    6.309             358     658    75.15    51.50   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
700,000.00 - 749,999.99     1     729,201    5.500             359     648    79.00   100.00   100.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Total:                  2,427 349,678,680    7.079             359     618    81.89    81.46    95.37
------------------------------------------------------------------------------------------------------

RASC 2004-KS2
Bank of New York Request


Group I

------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                                                                Average
                     Number                                                     Weighted     Loan-to-Value
                       of                   Percent of  Average    Weighted     Average          Ratio
                    Mortgage    Principal   Principal  Principal   Average   Loan-to-Value     Including
Silent Second        Loans       Balance     Balance    Balance      FICO        Ratio          Silents
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
No                      2,466  $248,463,813     95.32%   $100,756        631         80.80%          80.80%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Yes                        96    12,186,884       4.68    126,947        650          80.12           97.64
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Total:                  2,562  $260,650,697    100.00%   $101,737        632         80.77%          81.59%
------------------------------------------------------------------------------------------------------------



Group II-A

------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                                                                Average
                     Number                                                     Weighted     Loan-to-Value
                       of                   Percent of  Average    Weighted     Average          Ratio
                    Mortgage    Principal   Principal  Principal   Average   Loan-to-Value     Including
Silent Second        Loans       Balance     Balance    Balance      FICO        Ratio          Silents
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
No                      2,042  $279,552,457     79.96%   $136,901        613         82.07%          82.07%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Yes                       499    70,083,650      20.04    140,448        635          81.16           98.27
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Total:                  2,541  $349,636,107    100.00%   $137,598        618         81.89%          85.32%
------------------------------------------------------------------------------------------------------------



GROUP II-B

------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                                                                Average
                     Number                                                     Weighted     Loan-to-Value
                       of                   Percent of  Average    Weighted     Average          Ratio
                    Mortgage    Principal   Principal  Principal   Average   Loan-to-Value     Including
Silent Second        Loans       Balance     Balance    Balance      FICO        Ratio          Silents
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
No                      1,977  $277,634,907     79.40%   $140,432        612         82.15%          82.15%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Yes                       450    72,043,773      20.60    160,097        638          80.90           98.02
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Total:                  2,427  $349,678,680    100.00%   $144,079        618         81.89%          85.42%
------------------------------------------------------------------------------------------------------------

     RASC 2004-KS2





     Question 1
     Other Servicers  (excluding HomeComings):

     Group I:      RFC                        0.02%
                   Mortgage Lenders          36.02%

     Group II-A:   Mortgage Lenders 14.18%

     Group II-B:   Mortgage Lenders          16.09%

RASC 2004-KS2
Group II-B (Conforming & NonConforming)




1. Credit Score Range

-------------------------------------------------------------------------------
Credit Score Range          Full Doc  Reduced DoAll Docs  Avg Prin BOriginal LTV
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Not Available              1,134,931.9139,940.181,274,872.74,992.48      77.26
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 499                    1,690,161.9150,000.001,840,161.115,010.12     65.08
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
500 - 519                  2,160,852.5235,000.002,395,852.82,615.60      65.14
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
520 - 539                  10,464,097.534,950.0010,999,047107,833.79     73.65
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
540 - 559                  21,480,690.2,003,958.23,484,649115,687.93     77.67
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
560 - 579                  36,628,105.1,862,144.38,490,250119,164.86     83.53
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
580 - 599                  37,460,558.2,255,608.39,716,167131,076.46     82.35
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
600 - 619                  50,747,341.10,047,99560,795,336151,988.34     82.30
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
620 - 639                  47,089,038.16,360,64963,449,687164,804.38     82.36
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
640 - 659                  32,250,239.13,261,17045,511,409166,100.04     83.17
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
660 - 679                  21,345,924.9,226,548.30,572,472164,368.13     83.21
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
680 - 699                  11,805,141.4,283,714.16,088,855178,765.07     81.88
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
700 - 719                  4,365,803.42,965,465.7,331,269.155,984.45     84.49
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
720 - 739                  3,831,075.7711,946.054,543,021.168,260.07     83.47
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
740 - 759                  1,413,367.1681,547.602,094,914.130,932.17     80.62
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
760 or greater             996,711.75 94,000.00 1,090,711.121,190.19     88.65
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total:                     284,864,04164,814,639349,678,68144,078.57     81.89
-------------------------------------------------------------------------------



2. Original Loan-to-Value Ratio (%)

---------------------------------------------------------------------------------------------------------------------------
Original Loan-to-Value RatioFico NA   499 or les500 - 550 551 - 600 600 - 650  651 - 700 701 - 750  750 - 800   Total
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                82,461.95      0.00 1,027,208.1,667,965.2,087,502.2446,349.07139,920.00     0.00 5,451,407.02
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00               45,000.00 379,680.472,120,685.2,619,686.4,851,862.4453,137.41      0.00     0.00 10,470,052.58
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00              110,540.18 1,460,481.5,140,627.6,596,666.5,538,766.02,260,064.534,841.70     0.00 21,641,987.97
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00              709,620.00      0.00 8,999,045.26,868,61764,792,150.34,451,1435,755,638.5652,904.1142,349,119.87
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00              327,250.00      0.00 7,124,111.54,701,03353,842,900.17,182,5444,708,096.6447,291.4138,333,228.07
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                   0.00      0.00      0.00 449,035.2718,817,478.9,827,796.1,731,525.1607,050.031,432,884.97
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Total:                     1,274,872.11,840,161.24,411,67892,903,004149,930,66064,621,03412,870,022.1,707,245349,678,680.48
---------------------------------------------------------------------------------------------------------------------------



----------------------          ---------------------------
Original Loan-to-Value          OriginalWACV  Gross Margin
----------------------          ---------------------------
----------------------          ------------------

0.01 - 50.00                    42.85 7.088 7.148
----------------------          ------------------
----------------------          ------------------
50.01 - 60.00                   56.94 7.336 7.460
----------------------          ------------------
----------------------          ------------------
60.01 - 70.00                   67.26 7.487 7.576
----------------------          ------------------
----------------------          ------------------
70.01 - 80.00                   78.82 6.836 6.756
----------------------          ------------------
----------------------          ------------------
80.01 - 90.00                   87.59 7.256 7.159
----------------------          ------------------
----------------------          ------------------
90.01 - 100.00                  95.85 7.036 6.723
----------------------          ------------------
----------------------          ------------------
Total:                          81.89 7.079 6.990
----------------------          ------------------



3. Original Mortgage Loan Balance ($)

---------------------------------------------------------------------------------------------------------------------------
Original Mortgage Loan Bal Fico$NA   499 or les500 - 550 551 - 600 600 - 650  651 - 700 701 - 750  750 - 800   Total
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
1 - 50,000                 227,461.95 150,774.08676,701.63792,412.76526,098.01 139,965.34 96,347.57     0.00 2,609,761.34
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
50,001 - 100,000           536,260.18 300,629.769,373,998.24,930,56619,276,287.7,048,703.1,644,910.8396,988.063,508,344.80
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
100,001 - 150,000          343,050.00 515,700.006,052,152.28,931,86231,937,926.13,237,3883,089,065.5506,354.784,733,499.98
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
150,001 - 200,000          168,100.00 152,750.004,370,207.17,675,22331,403,663.14,081,4562,829,282.2332,282.571,012,965.00
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
200,001 - 250,000                0.00 720,308.09944,365.907,105,535.17,759,712.10,194,8361,622,936.3204,000.038,551,695.28
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
250,001 - 300,000                0.00      0.00 1,890,984.4,387,988.20,904,605.5,770,841.566,934.11 267,620.233,788,974.88
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
300,001 - 350,000                0.00      0.00 348,500.002,647,017.10,740,975.4,918,128.343,623.47     0.00 18,998,244.62
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
350,001 - 400,000                0.00      0.00 754,767.786,432,396.9,747,722.84,070,579.2,198,025.43   0.00 23,203,492.16
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
400,001 - 450,000                0.00      0.00      0.00      0.00 2,993,389.61,706,351.99    0.00     0.00 4,699,741.67
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
450,001 - 500,000                0.00      0.00      0.00      0.00 3,353,496.82,860,783.478,896.43     0.00 6,693,176.75
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
550,001 - 600,000                0.00      0.00      0.00      0.00 557,583.03 592,000.00      0.00     0.00 1,149,583.03
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
700,001 or greater               0.00      0.00      0.00      0.00 729,200.97      0.00       0.00     0.00  729,200.97
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Total:                     1,274,872.11,840,161.24,411,67892,903,004149,930,66064,621,03412,870,022.1,707,245349,678,680.48
---------------------------------------------------------------------------------------------------------------------------


------------------------        ---------------------------
Original Mortgage Loan Ba       OriginalWACV  Gross Margin
-------------------------       ---------------------------
-------------------------       ------------------
1 - 50,000                      61.09 8.341 8.444
-------------------------       ------------------
-------------------------       ------------------
50,001 - 100,000                79.40 7.639 7.586
-------------------------       ------------------
-------------------------       ------------------
100,001 - 150,000               82.73 7.290 7.170
-------------------------       ------------------
-------------------------       ------------------
150,001 - 200,000               82.27 6.957 6.903
-------------------------       ------------------
-------------------------       ------------------
200,001 - 250,000               82.14 6.873 6.766
-------------------------       ------------------
-------------------------       ------------------
250,001 - 300,000               82.92 6.906 6.858
-------------------------       ------------------
-------------------------       ------------------
300,001 - 350,000               82.88 6.458 6.402
-------------------------       ------------------
-------------------------       ------------------
350,001 - 400,000               84.89 6.696 6.445
-------------------------       ------------------
-------------------------       ------------------
400,001 - 450,000               80.22 6.064 5.525
-------------------------       ------------------
-------------------------       ------------------
450,001 - 500,000               81.66 6.072 6.349
-------------------------       ------------------
-------------------------       ------------------
550,001 - 600,000               75.15 6.309 6.235
-------------------------       ------------------
-------------------------       ------------------
700,001 or greater              79.00 5.500 4.650
-------------------------       ------------------
-------------------------       ------------------
Total:                          81.89 7.079 6.990
-------------------------       ------------------


4. Prepayment Penalty Term

---------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term     Fico NA   499 or les500 - 550 551 - 600 600 - 650  651 - 700 701 - 750  750 - 800   Total
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
12 Months                        0.00      0.00 1,071,441.4,261,712.10,565,112.4,901,244.423,400.00 64,600.0021,287,511.42 82.90
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
24 Months                  154,561.95 670,380.865,999,395.38,039,60377,665,895.36,752,9257,255,593.91,216,363167,754,719.8882.02
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
36 Months                  138,600.00 737,057.707,352,359.19,107,62920,803,752.7,795,278.1,812,816.87   0.00 57,747,494.80 81.59
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
48 Months                        0.00      0.00 195,868.03148,505.21226,500.96 211,825.88      0.00     0.00  782,700.08   83.13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
60 Months                        0.00      0.00 405,582.83399,636.84242,577.92 113,911.06 79,082.04     0.00 1,240,790.69  83.29
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
None                       981,710.18 432,723.379,387,030.30,945,91740,426,821.14,845,8483,299,129.1426,282.5100,865,463.6181.59
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Total:                     1,274,872.11,840,161.24,411,67892,903,004149,930,66064,621,03412,870,022.1,707,245349,678,680.4881.89
---------------------------------------------------------------------------------------------------------------------------------


-------------------------       ---------------------
Prepayment Penalty Term          OriginalWACVGross MaAvgnPrin Bal
-------------------------       ---------------------
-------------------------       ---------------------
12 Months                       6.959 6.632 186,732.56
-------------------------       ---------------------
-------------------------       ---------------------
24 Months                       6.909 6.766 151,266.65
-------------------------       ---------------------
-------------------------       ---------------------
36 Months                       7.335 7.326 129,189.03
-------------------------       ---------------------
-------------------------       ---------------------
48 Months                       7.813 6.376 156,540.02
-------------------------       ---------------------
-------------------------       ---------------------
60 Months                       8.122 6.986 103,399.22
-------------------------       ---------------------
-------------------------       ---------------------
None                            7.222 7.252 136,304.68
-------------------------       ---------------------
-------------------------       ---------------------
Total:                          7.079 6.990 144,078.57
-------------------------       ---------------------



5. Mortgage Rates (%)

---------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)          Fico NA   499 or les500 - 550 551 - 600 600 - 650  651 - 700 701 - 750  750 - 800   Total
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                    0.00      0.00      0.00      0.00 144,455.56      0.00       0.00     0.00  144,455.56
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                    0.00      0.00      0.00      0.00 565,920.00 324,686.58233,800.82     0.00 1,124,407.40
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                    0.00      0.00      0.00      0.00 5,081,695.93,641,536.752,738.13 180,282.59,656,253.43
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                    0.00      0.00      0.00 2,500,558.26,949,748.10,209,4393,650,261.2419,620.243,729,628.19
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                    0.00      0.00      0.00 6,372,432.26,981,984.13,730,1551,967,674.1298,000.049,350,246.85
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                    0.00      0.00 348,500.0013,180,63841,758,974.17,131,1282,704,455.2281,501.375,525,197.72
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499              346,061.95      0.00 1,382,260.12,940,30523,033,652.9,671,879.2,078,870.5345,800.049,798,830.45
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999              425,050.00 140,700.005,870,496.26,468,68116,446,194.7,586,516.1,482,221.872,791.4658,492,651.62
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499              162,200.00 105,000.005,692,881.14,719,1663,594,207.01,588,982.94    0.00 109,250.025,971,688.30
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999               54,600.00 448,706.396,521,513.12,219,9834,055,989.3736,709.40      0.00     0.00 24,037,502.35
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499               55,940.18 470,427.861,872,217.2,784,407.752,810.82      0.00       0.00     0.00 5,935,804.20
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999               45,000.00 437,630.232,247,524.1,550,891.565,026.93      0.00       0.00     0.00 4,846,072.68
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499            153,520.00 237,697.45228,827.39165,939.78      0.00      0.00       0.00     0.00  785,984.62
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999             32,500.00      0.00 170,357.11     0.00       0.00      0.00       0.00     0.00  202,857.11
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                  0.00      0.00 34,800.00      0.00       0.00      0.00       0.00     0.00   34,800.00
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999                  0.00      0.00 42,300.00      0.00       0.00      0.00       0.00     0.00   42,300.00
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Total:                     1,274,872.11,840,161.24,411,67892,903,004149,930,66064,621,03412,870,022.1,707,245349,678,680.48
---------------------------------------------------------------------------------------------------------------------------

----------------------  ---------------------------
Mortgage Rates (%)      OriginalWACVGross MaAvgnPrin Bal
----------------------  ---------------------------
----------------------  ---------------------------
4.000 - 4.499           80.00 4.000 3.150 144,455.56
----------------------  ---------------------------
----------------------  ---------------------------
4.500 - 4.999           79.55 4.812 4.139 160,629.63
----------------------  ---------------------------
----------------------  ---------------------------
5.000 - 5.499           79.07 5.250 4.885 201,171.95
----------------------  ---------------------------
----------------------  ---------------------------
5.500 - 5.999           80.59 5.817 6.013 205,303.42
----------------------  ---------------------------
----------------------  ---------------------------
6.000 - 6.499           81.41 6.250 6.272 177,518.87
----------------------  ---------------------------
----------------------  ---------------------------
6.500 - 6.999           81.49 6.740 6.664 157,017.04
----------------------  ---------------------------
----------------------  ---------------------------
7.000 - 7.499           84.84 7.223 7.018 135,691.64
----------------------  ---------------------------
----------------------  ---------------------------
7.500 - 7.999           83.55 7.716 7.587 130,273.17
----------------------  ---------------------------
----------------------  ---------------------------
8.000 - 8.499           81.95 8.242 8.132 113,413.49
----------------------  ---------------------------
----------------------  ---------------------------
8.500 - 8.999           80.27 8.712 8.435 108,277.04
----------------------  ---------------------------
----------------------  ---------------------------
9.000 - 9.499           79.01 9.150 8.769 98,930.07
----------------------  ---------------------------
----------------------  ---------------------------
9.500 - 9.999           74.61 9.709 9.557 91,435.33
----------------------  ---------------------------
----------------------  ---------------------------
10.000 - 10.499         68.99 10.0969.867 56,141.76
----------------------  ---------------------------
----------------------  ---------------------------
10.500 - 10.999         67.27 10.9410.421 67,619.04
----------------------  ---------------------------
----------------------  ---------------------------
11.000 - 11.499         60.00 11.3710.000 34,800.00
----------------------  ---------------------------
----------------------  ---------------------------
11.500 - 11.999         60.00 11.8011.000 42,300.00
----------------------  ---------------------------
----------------------  ---------------------------
Total:                  81.89 7.079 6.990 144,078.57
----------------------  ---------------------------



6. Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)         OLTV 0.01 -50.010- 6060.01 - 7070.01 - 8080.01 - 90.90.01 - 100.Total      FICO
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
4.000 - 4.499                    0.00      0.00      0.00 144,455.56      0.00      0.00 144,455.56      642
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
4.500 - 4.999                    0.00      0.00      0.00 1,124,407.40    0.00      0.00 1,124,407.40    665
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
5.000 - 5.499              339,057.04 200,000.00638,292.776,453,966.1,219,587.2805,350.269,656,253.43    658
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
5.500 - 5.999              553,039.63 1,453,934.1,609,831.25,828,65711,321,268.2,962,895.43,729,628.19   645
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
6.000 - 6.499              990,183.40 1,465,680.2,248,955.22,440,24519,367,864.2,837,317.49,350,246.85   636
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
6.500 - 6.999              1,536,749.42,087,615.5,248,747.31,209,35628,669,664.6,773,064.75,525,197.72   631
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
7.000 - 7.499               99,961.95 905,583.091,718,554.17,919,06319,101,259.10,054,40849,798,830.45   619
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
7.500 - 7.999              671,928.06 893,229.991,804,873.21,188,03328,151,868.5,782,718.58,492,651.62   596
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8.000 - 8.499              271,820.20 897,188.002,583,902.7,036,726.14,175,426.1,006,624.25,971,688.30   576
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8.500 - 8.999              429,827.97 1,621,352.3,071,185.5,627,367.12,343,038.944,730.4324,037,502.35   571
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
9.000 - 9.499              109,972.58 345,090.001,072,109.1,645,165.2,644,874.0118,591.855,935,804.20    553
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
9.500 - 9.999              416,366.70 247,120.001,365,784.1,331,241.1,338,376.5147,183.824,846,072.68    544
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
10.000 - 10.499                  0.00 225,757.73279,750.76280,476.13      0.00      0.00 785,984.62      421
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
10.500 - 10.999             32,500.00 50,400.00      0.00 119,957.11      0.00      0.00 202,857.11      429
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
11.000 - 11.499                  0.00 34,800.00      0.00      0.00       0.00      0.00  34,800.00      532
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
11.500 - 11.999                  0.00 42,300.00      0.00      0.00       0.00      0.00  42,300.00      534
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Total:                     5,451,407.010,470,05221,641,987142,349,11138,333,22831,432,884349,678,680.48  615
----------------------------------------------------------------------------------------------------------------


------------------------        ---------------------
Mortgage Rates (%)              Gross MarginAvg Prin Bal
------------------------        ---------------------
------------------------        -----------------
4.000 - 4.499                      3.150 144,455.56
------------------------        -----------------
------------------------        -----------------
4.500 - 4.999                      4.139 160,629.63
------------------------        -----------------
------------------------        -----------------
5.000 - 5.499                      4.885 201,171.95
------------------------        -----------------
------------------------        -----------------
5.500 - 5.999                      6.013 205,303.42
------------------------        -----------------
------------------------        -----------------
6.000 - 6.499                      6.272 177,518.87
------------------------        -----------------
------------------------        -----------------
6.500 - 6.999                      6.664 157,017.04
------------------------        -----------------
------------------------        -----------------
7.000 - 7.499                      7.018 135,691.64
------------------------        -----------------
------------------------        -----------------
7.500 - 7.999                      7.587 130,273.17
------------------------        -----------------
------------------------        -----------------
8.000 - 8.499                      8.132 113,413.49
------------------------        -----------------
------------------------        -----------------
8.500 - 8.999                      8.435 108,277.04
------------------------        -----------------
------------------------        -----------------
9.000 - 9.499                      8.769 98,930.07
------------------------        -----------------
------------------------        -----------------
9.500 - 9.999                      9.557 91,435.33
------------------------        -----------------
------------------------        -----------------
10.000 - 10.499                    9.867 56,141.76
------------------------        -----------------
------------------------        -----------------
10.500 - 10.999                   10.421 67,619.04
------------------------        -----------------
------------------------        -----------------
11.000 - 11.499                   10.000 34,800.00
------------------------        -----------------
------------------------        -----------------
11.500 - 11.999                   11.000 42,300.00
------------------------        -----------------
------------------------        -----------------
Total:                             6.990 144,078.57
------------------------        -----------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


RASC-2004 KS2
GROUP I (FIXED) COLLATERAL



ORIGINAL LTV > 50 WITH MORTGAGE INSURANCE
==============================================================================

                    NUMBER             PERCENT                     WEIGHTED
ORIGINAL LTV > 50     OF                  OF    AVERAGE  WEIGHTED  AVERAGE
WITH MORTGAGE      MORTGAGE PRINCIPAL  PRINCIPALPRINCIPALAVERAGE LOAN-TO-VALUE
INSURANCE           LOANS    BALANCE   BALANCE  BALANCE   FICO      RATIO
==============================================================================
==============================================================================
50.1 - 60.0              80 $9,171,347    7.56% $114,642     630       56.47%
==============================================================================
==============================================================================
60.1 - 70.0             126 16,877,118    13.91  133,945     642        66.68
==============================================================================
==============================================================================
70.1 - 75.0              89 11,366,859     9.37  127,718     639        74.01
==============================================================================
==============================================================================
75.1 - 80.0             262 33,761,502    27.83  128,861     636        79.32
==============================================================================
==============================================================================
80.1 - 85.0             169 22,266,777    18.36  131,756     633        84.48
==============================================================================
==============================================================================
85.1 - 90.0             163 21,297,230    17.56  130,658     627        89.56
==============================================================================
==============================================================================
90.1 - 95.0              54  6,568,802     5.41  121,644     659        94.75
==============================================================================
==============================================================================
TOTAL:                  943 $121,309,633100.00% $128,642     636       78.92%
==============================================================================
               W.A.: 78.92%
               Lowest: 51.00%
               Highest: 95.00%
===========================================================


ORIGINAL LTV > 50 WITHOUT MORTGAGE INSURANCE
============================================================================
                  NUMBER                                         WEIGHTED
                                     PERCENT
ORIGINAL LTV > 50   OF                  OF     AVERAGE WEIGHTED   AVERAGE   E
WITHOUT MORTGAGE MORTGAGE PRINCIPAL  PRINCIPAL PRINCIPAAVERAGE  LOAN-TO-VALU
INSURANCE         LOANS    BALANCE    BALANCE  BALANCE   FICO      RATIO
============================================================================
============================================================================
50.1 - 60.0            44 $4,627,138     3.53% $105,162     603      56.63%
============================================================================
============================================================================
60.1 - 70.0           105 11,340,447      8.66 108,004      598       66.85
============================================================================
============================================================================
70.1 - 75.0            97 10,433,191      7.97 107,559      606       74.33
============================================================================
============================================================================
75.1 - 80.0           246 28,179,893     21.52 114,552      634       79.66
============================================================================
============================================================================
80.1 - 85.0           133 17,933,718     13.69 134,840      624       84.34
============================================================================
============================================================================
85.1 - 90.0           168 21,773,422     16.62 129,604      630       89.60
============================================================================
============================================================================
90.1 - 95.0            76  6,585,995      5.03  86,658      655       94.76
============================================================================
============================================================================
95.1 - 100.0          647 30,103,027     22.98  46,527      644       99.92
============================================================================
============================================================================
TOTAL:              1,516 $130,976,832 100.00% $86,396      629      85.02%
============================================================================
               W.A.: 85.02%
               Lowest: 51.00%
               Highest: 100.00%